UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2026

ARES CORE INFRASTRUCTURE FUND
(Exact Name of Registrant as Specified in Charter)

Delaware	000-56695	99-6541890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY 10167
(Address of principal executive office) (Zip Code)
(212) 750-7300
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sale of Equity Securities

In its monthly closing for August 2026, Ares Core Infrastructure Fund (the “Fund”) sold common shares of beneficial interest (“Common Shares”) for an aggregate purchase price of $799.5 million. The number of Common Shares to be issued was finalized on August 19, 2026. The purchase price per Common Share of each class equaled the Fund’s net asset value (“NAV”) per Common Share as of July 31, 2026. The issuance of the Common Shares is exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, by Rule 506(b) of Regulation D promulgated thereunder and/or Regulation S promulgated thereunder. The following table details the Common Shares sold:

Class of Common Shares	Amount of Common Shares(1)	Total Consideration (in millions)
Class I	17,411,205	$431.3
Class D	2,125,663	$52.7
Class N	11,380,428	$281.9
Class S	1,356,428	$33.6
Total	32,273,724	$799.5

(1)Number of shares finalized on August 19, 2026.

Item 8.01 Other Events.

Net Asset Value

The NAV per Common Share of each class of the Fund as of July 31, 2026, as determined in accordance with the valuation policies and procedures employed by Ares Capital Management II LLC, the Fund’s investment adviser, was as follows:

Class of Common Shares	NAV as of July 31, 2026
Class I	$24.7711
Class D	$24.7711
Class N	$24.7711
Class S	$24.7711

As of July 31, 2026, the Fund’s aggregate NAV was approximately $6,136.7 million and the fair value of the Fund’s portfolio investments was approximately $7,640.5 million.

August 2026 Distribution

The Fund has announced the declaration of regular monthly gross distributions for each class of the Fund’s Common Shares in the amounts per share set forth below:

Class of Common Shares	Gross Distribution	Shareholder Servicing and/or Distribution Fee	Net Distribution
Class I	$0.20830	$—	$0.20830
Class D	$0.20830	$0.00526	$0.20304
Class N	$0.20830	$0.01052	$0.19778
Class S	$0.20830	$0.01788	$0.19042

The distributions for each class of Common Shares are payable to shareholders of record as of the open of business on August 31, 2026 and will be paid on or about September 24, 20261. The August 2026 distributions will be paid in cash or reinvested in the Common Shares for shareholders participating in the Fund’s distribution reinvestment plan.

1 Previously September 23, 2026

September, October, November and December 2026 Distributions

The Fund has also announced the declaration of regular monthly gross distributions for September, October, November and December 2026, for each class of its Common Shares in the amounts per share set forth below:

		Gross Distribution Per Share
Record Date	Payment Date(1)	Class I	Class D	Class N	Class S
September 30, 2026	October 23, 2026	$0.20830	$0.20830	$0.20830	$0.20830
October 30, 2026	November 20, 2026	$0.20830	$0.20830	$0.20830	$0.20830
November 30, 2026	December 24, 2026	$0.20830	$0.20830	$0.20830	$0.20830
December 31, 2026	January 25, 2027	$0.20830	$0.20830	$0.20830	$0.20830

(1) The distributions on the Fund’s Common Shares will be paid on or about the payment dates set above.
These distributions will be paid in cash or reinvested in the Common Shares for shareholders participating in the Fund’s distribution reinvestment plan. The net distributions to be received by shareholders of the Class D Common Shares, Class N Common Shares and Class S Common Shares will be equal to the gross distribution in the table above, less specific shareholder servicing and/or distribution fees applicable to such class as of their respective record dates. Class I Common Shares have no shareholder servicing and/or distribution fees.

Portfolio and Business Commentary
As of July 31, 2026, the Fund had eleven equity investments with total fair value of approximately $6,084.7 million. As of July 31, 2026, based on fair value, the Fund’s portfolio investments consisted of the following:

Portfolio Investments	As of July 31, 2026
Common equity	61.24%
Other equity	5.12%
Preferred equity	13.28%
First lien senior secured loans	18.35%
Senior subordinated loans	1.91%
Corporate bonds	0.10%
Total	100.00%

As of July 31, 2026, the ten largest industries in which the Fund was invested, represented as a percentage of fair value, were as follows:

Industry	As of July 31, 2026
Independent power and renewable electricity producers	40.9%
Oil, gas and consumable fuels	39.9
Data centers	8.6
Transportation infrastructure	4.8
Electric utilities	3.5
Electrical equipment	0.6
Chemicals	0.5
Technology hardware and equipment	0.2
Diversified telecommunication services	0.2
Energy equipment and services	0.2

Status of the Offering

The Fund is currently offering on a continuous basis (the “Offering”) Common Shares in transactions exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, by Rule 506(b) of Regulation D promulgated thereunder and/or Regulation S promulgated thereunder. The following table lists the Common Shares issued and total consideration for the Offering as of the date of this filing, reflective of transfers between share classes. The table below does not include Common Shares issued through the Fund’s distribution reinvestment plan. The Fund intends to continue selling Common Shares in the Offering on a monthly basis.

Class of Common Shares	Common Shares Issued	Total Consideration (in millions) (1)
Class I	199,006,158	$4,960.0
Class D	6,966,874	$173.1
Class N	57,693,018	$1,435.0
Class S	14,666,031	$365.6
Total	278,332,081	$6,933.7

(1)No underwriting discounts or commissions have been or will be paid in connection with the sale of such Common Shares. Although the Fund does not charge investors an upfront sales load (an “Upfront Sales Load”) with respect to its Common Shares, if Class D Common Shares, Class N Common Shares, or Class S Common Shares are purchased through certain selling agents, shareholders may be charged an Upfront Sales Load or transaction or other fees, including brokerage commissions, in such amount as such selling agents may determine, provided that such charges are subject to a 2.0% cap on NAV for Class D Common Shares, a 2.0% cap on NAV for Class N Common Shares, and a 3.5% cap on NAV for Class S Common Shares. No Upfront Sales Loads may be charged on Class I Common Shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CORE INFRASTRUCTURE FUND

Dated: August 19, 2026

	By:	/s/ Christina Oh
	Name:	Christina Oh
	Title:	Chief Financial Officer and Treasurer